UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2013

Citigroup Commercial Mortgage Trust 2013-GCJ11
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Jefferies LoanCore LLC
Archetype Mortgage Funding I LLC
Goldman Sachs Mortgage Company
(Exact name of sponsors as specified in their charters)

Delaware	333-166711-03	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 30, 2013, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee, of Citigroup Commercial Mortgage Trust 2013-GCJ11, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ11 (the “Certificates”)

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,066,475,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Jefferies LLC (“Jefferies”) and RBS Securities Inc. (“RBS”, and together with Citigroup, GS&Co. and Jefferies, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 16, 2013 (the “Underwriting Agreement”), between the Depositor and the Underwriters.  Citigroup, GS&Co. and  Jefferies are acting as co-lead managers, and RBS is acting as co-manager, in connection with the offering of the Public Certificates.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated April 10, 2013, as supplemented by the Prospectus Supplement, dated April 16, 2013 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $140,286,945, were sold to Citigroup, GS&Co. and Jefferies (collectively with Citigroup and GS&Co., in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of April 16, 2013, between the Depositor and the Initial Purchasers.  The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2013-GCJ11 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 72 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 137 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2013 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2013 (the “JLC Mortgage Loan Purchase Agreement”), between the Depositor and JLC, (iii) Archetype Mortgage Funding I LLC (“AMF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2013 (the “AMF Mortgage Loan Purchase Agreement”), between the Depositor and AMF, and (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2013 (together with the CGMRC Mortgage Loan Purchase Agreement, the JLC Mortgage Loan Purchase Agreement and the AMF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GSMC.

Each of the Mortgage Loans secured by the mortgaged properties identified on Annex A to the Prospectus Supplement as Empire Hotel & Retail and National Harbor, is part of a split loan structure comprised of the subject Mortgage Loan and a pari passu companion loan, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property.  Each such Mortgage Loan and the related companion loan are referred to as a “whole loan.”  In the case of each such Mortgage Loan, (i) the related companion loan is part of the GS Mortgage Securities Trust 2013-GC10, (ii) the related whole loans are being serviced pursuant to the pooling and servicing agreement for the GS Mortgage Securities Trust 2013-GC10, dated as of February 1, 2013 (the “Series 2013-GC10 PSA”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (the “2013-GC10 Master Servicer”) and certificate administrator, Trimont Real Estate Advisors, Inc., as operating advisor, LNR Partners, LLC, as special servicer (the “2013-GC10 Special Servicer”), and U.S. Bank National Association, as trustee (the “2013-GC10 Trustee”), (iii) the Series 2013-GC10 Master Servicer and the Series 2013-GC10 Special Servicer are responsible for servicing the related whole loans and administering the related mortgaged properties, and (iv) the Series 2013-GC10 Trustee is the mortgagee of record with respect to the related mortgaged properties.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, JLC, AMF and GSMC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,368,149, were approximately $1,290,412,542.  Of the expenses paid by the Depositor, approximately $195,395 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,122,754 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement  (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated April 16, 2013 to the Prospectus, dated April 10, 2013.  The related registration statement (file no. 333-166711) was originally declared effective on June 7, 2010.

The Pooling and Servicing Agreement, the Series 2013-GC10 Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of April 16, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Jefferies LLC and RBS Securities Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of April 1, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of February 1, 2013, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and U.S. Bank National Association, as trustee.

Exhibit 5	Legality Opinion of Kaye Scholer LLP, dated April 30, 2013.

Exhibit 8	Tax Opinion of Kaye Scholer LLP, dated April 30, 2013 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Jefferies LoanCore LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Jefferies LoanCore LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Archetype Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Archetype Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Kaye Scholer LLP, dated April 30, 2013 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2013	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of April 16, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Jefferies LLC and RBS Securities Inc., as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of April 1, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee.
(E)

4.2
Pooling and Servicing Agreement, dated as of February 1, 2013, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and U.S. Bank National Association, as trustee.
(E)

5	Legality Opinion of Kaye Scholer LLP, dated April 30, 2013.	(E)

8	Tax Opinion of Kaye Scholer LLP, dated April 30, 2013 (included as part of Exhibit 5).	(E)

10.1
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Jefferies LoanCore LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Jefferies LoanCore LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Archetype Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant	(E)

to which Archetype Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

10.4
Mortgage Loan Purchase Agreement, dated as of April 1, 2013, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

23	Consent Opinion of Kaye Scholer LLP, dated April 30, 2013 (included as part of Exhibit 5).	(E)